Exhibit 21

EXHIBIT A
ORGANIZATIONAL CHART OF THE
LINCOLN NATIONAL INSURANCE HOLDING COMPANY SYSTEM

All the members of the holding company system are corporations with the exception of Delaware Distributors, L.P. and Founders CBO, L.P.

Lincoln National Corporation
Indiana — Holding Company

Lincoln National Management Corporation 100% — Pennsylvania — Management Company

Lincoln National Financial Institutions Group, Inc. (fka The Richard Leahy Corporation) 100% — Indiana — Insurance Agency

The Financial Alternative, Inc. 100% — Utah — Insurance Agency

Financial Choices, Inc. 100% — Pennsylvania — Insurance Agency

Investment Alternatives, Inc. 100% — Pennsylvania — Insurance Agency

The Investment Group, Inc. 100% — New Jersey — Insurance Agency

Personal Financial Resources, Inc. 100% — Arizona — Insurance Agency

Personal Investment Services, Inc. 100% — Pennsylvania — Insurance Agency

LincAm Properties, Inc. 50% — Delaware — Real Estate Investment

Lincoln Life Improved Housing, Inc. 100% — Indiana

Lincoln National Corporation
Indiana — Holding Company

Lincoln National Investments, Inc. (fka Lincoln National Investment Companies, Inc.) 100% — Indiana — Holding Company

Lincoln National Investment Companies, Inc. (fka Lincoln National Investments, Inc.) 100% — Indiana — Holding Company

Delaware Management Holdings, Inc. 100% — Delaware — Holding Company

DMH Corp. 100% — Delaware — Holding Company

DIAL Holding Company, Inc. 100% — Delaware — Holding Company

Delaware International Advisers Ltd. 81.1% — England — Investment Advisor

Delaware International Holdings, Ltd. 100% — Bermuda — Mktg. & Admin. Services

Delaware International Advisers, Ltd. 18.9% — England — Investment Advisor

Delaware Investments U.S., Inc. 100% — Delaware — Holding Company

Delaware Capital Management Company, Inc. (formerly Delaware Investment Counselors, Inc.) 100% — Delaware — Investment Advisor

Delaware Distributors, L.P. 98% — Delaware — Mutual Fund Distributor & Broker/Dealer 1% Equity — Delaware Capital Management, Inc. 1% Equity — Delaware Distributors, Inc.

Delaware Distributors, Inc. 100% — Delaware — General Partner

Delaware Distributors, L.P. 98% — Delaware — Mutual Fund Distributor & Broker/Dealer 1% Equity — Delaware Capital Management, Inc. 1% Equity — Delaware Distributors, Inc.

Delaware General Management, Inc. 100% — Delaware — General Partner

Lincoln National Corporation
Indiana — Holding Company

Lincoln National Investments, Inc. (fka Lincoln National Investment Companies, Inc.) 100% — Indiana — Holding Company

Lincoln National Investment Companies, Inc. (fka Lincoln National Investments, Inc.) 100% — Indiana — Holding Company

Delaware Management Holdings, Inc. 100% — Delaware — Holding Company

DMH Corp. 100% — Delaware — Holding Company

Delaware Investments U.S., Inc. 100% — Delaware — Holding Company

Delaware Management Company, Inc. 100% — Delaware — Holding Company

Delaware Management Business Trust
100% — Delaware — Investment Advisor
Consists of the following series: Delaware
Management Company; Delaware Investment
Advisers; Delaware Lincoln Investment Advisers;
Vantage Investment Advisers; and Delaware
Lincoln Cash Management

Delaware Distributors, L.P. 98% — Delaware — Mutual Fund Distributor & Broker/Dealer 1% Equity — Delaware Capital Management, Inc. 1% Equity — Delaware Distributors, Inc.

Founders Holding, Inc. 100% — Delaware — General Partner

Delaware Management Trust Company 100% — Pennsylvania — Trust Service

Delaware Service Company, Inc. 100% — Delaware — Shareholder Services & Transfer Agent

Retirement Financial Services, Inc. (formerly Delaware Investment & Retirement Services, Inc.) 100% — Delaware — Registered Transfer Agent & Investment Advisor

LNC Administrative Services Corporation 100% — Indiana — Third Party Administrator

Lincoln National Corporation
Indiana — Holding Company

The Lincoln National Life Insurance Company 100% — Indiana

The Administrative Management Group, Inc. 100% — Illinois Corporation

AMG Service Corp. 100% — Illinois — Transfer Agent

AnnuityNet, Inc. 44.9% Indiana — Distribution of annuity products

AnnuityNet Insurance Agency, Inc. 100% — Indiana — Insurance Agency

AnnuityNet Insurance Agency of Massachusetts, Inc. 100% — Massachusetts — Insurance Agency

AnnuityNet of Alabama, Inc. 100% — Alabama — Insurance Agency

AnnuityNet of New Mexico, Inc. 100% — New Mexico — Insurance Agency

LFA, Limited Liability Company 99% — Indiana — Limited Liability Company (Remaining 1% owned by First Penn-Pacific Life Insurance Company)

LFA of Delaware, Limited Liability Company 99% — Delaware — Limited Liability Company (Remaining 1% owned by First Penn-Pacific Life Insurance Company)

Lincoln National Insurance Associates, Inc. (formerly CIGNA Associates, Inc.) 100% — Connecticut — Insurance Agency

Lincoln National Insurance Associates of Alabama, Inc. 100% — Alabama — Insurance Agency

Lincoln National Insurance Associates of Massachusetts, Inc. (formerly CIGNA Associates of Massachusetts, Inc.) 100% — Massachusetts — Insurance Agency

Lincoln National Insurance Associates of Ohio, Inc. (formerly CIGNA Associates of Ohio Agency, Inc.) 100% — Ohio — Insurance Agency

Lincoln National Insurance Associates of Hawaii, Inc. 100% — Hawaii — Insurance Agency

Lincoln National Corporation
Indiana — Holding Company

The Lincoln National Life Insurance Company 100% — Indiana

Lincoln Financial Distributors, Inc. (formerly Sagemark Consulting, Inc. and CIGNA Financial Advisors, Inc.) 100% — Connecticut — Broker Dealer

LFD Insurance Agency, Limited Liability Company 99% — Delaware — Limited Liability Company (Remaining 1% owned by First Penn-Pacific Life Insurance Company)

First Penn-Pacific Life Insurance Company 100% — Indiana

First Penn-Pacific Securities, Inc. 100% — Illinois — Broker Dealer and Insurance Agency

Lincoln Life & Annuity Company of New York 100% — New York

Lincoln Life and Annuity Distributors, Inc. (formerly Lincoln Financial Group, Inc.; Lincoln National Sales Corporation) 100% — Indiana — Insurance Agency

Lincoln Financial Advisors Corporation (formerly LNC Equity Sales Corporation) 100% — Indiana — Broker-Dealer

Corporate agencies: Lincoln Life and Annuity Distributors, Inc. has subsidiaries (see Attachment #1).

Lincoln Financial Group, Inc. 100% — Alabama — Insurance Agency

Lincoln Financial Services and Insurance Brokerage of New England, Inc. 100% — Massachusetts — Insurance Agency

Lincoln National Aggressive Growth Fund, Inc. 100% — Maryland — Mutual Fund

Lincoln National Bond Fund, Inc. 100% — Maryland — Mutual Fund

Lincoln National Capital Appreciation Fund, Inc. 100% — Maryland — Mutual Fund

Lincoln National Equity-Income Fund, Inc. 100% — Maryland — Mutual Fund

Lincoln National Global Asset Allocation Fund, Inc. (formerly Lincoln National Putnam Master Fund, Inc.) 100% — Maryland — Mutual Fund

Lincoln National Growth and Income Fund, Inc. (formerly Lincoln National Growth Fund, Inc.) 100% — Maryland — Mutual Fund

Lincoln National Corporation
Indiana — Holding Company

The Lincoln National Life Insurance Company 100% — Indiana

Lincoln National International Fund, Inc. 100% — Maryland — Mutual Fund

Lincoln National Managed Fund, Inc. 100% — Maryland — Mutual Fund

Lincoln National Money Market Fund, Inc. 100% — Maryland — Mutual Fund

Lincoln National Social Awareness Fund, Inc. 100% — Maryland — Mutual Fund

Lincoln National Special Opportunities Fund, Inc. 100% — Maryland — Mutual Fund

Lincoln Realty Capital Corporation 100% — Indiana — General Business Corporation

Lincoln Retirement Services Company, LLC 100% — Indiana — Limited Liability Company

Select Capital, LLC 100% — Indiana — Limited Liability Company

Pegasus Capital, LLC 99% — Indiana — Limited Liability Company (Remaining 1% owned by Lincoln Realty Capital Corporation

Wakefield Tower Alpha Limited 100% — Cayman Islands

Lincoln National Realty Corporation 100% — Indiana — Real Estate

Lincoln National Reinsurance Company (Barbados) Limited 100% — Barbados

Lincoln National Corporation
Indiana — Holding Company

Lincoln National (UK) PLC 99.99% — England/Wales — Holding Company (Remainder owned by The Lincoln National Life Insurance Co.)

City Financial Partners Limited 100% — England/Wales — Distribution of Life Assurance & Pension Products

Liberty Press Limited (formerly ILI Supplies Limited) 100% — England/Wales — Computer Leasing

Lincoln Financial Advisers Limited (formerly Laurentian Financial Advisers Ltd.) 100% — England/Wales — Sales Company

Lincoln Administration Services Limited 100% — England/Wales — Administrative Services (Inactive)

Financial Alliances Limited (formerly Lincoln ISA Management Limited; Lincoln Unit Trust Management Limited; Laurentian Unit Trust Management Limited) 100% — England/Wales — Unit Trust Management

Lincoln Executive Club Trustee Limited 100% — England/Wales (Dormant)

Consumers Financial Education Company Limited 100% — England/Wales (Dormant)

Lincoln National Corporation
Indiana — Holding Company

Lincoln National (UK) PLC 99.99% — England/Wales — Holding Company (Remainder owned by The Lincoln National Life Insurance Co.)

Lincoln Financial Group PLC (formerly Laurentian Financial Group PLC) 100% — England/Wales — Holding Company

Lincoln Milldon Limited (formerly Laurentian Milldon Limited) 100% — England/Wales — Sales Company

Lincoln Management Services Limited (formerly Laurentian Management Services Limited) 100% — England/Wales — Management Services

Laurit Limited 100% — England/Wales — Data Processing Systems

Laurtrust Limited 100% — England/Wales — Pension Scheme Trustee (Inactive)

LN Management Limited 100% — England/Wales — Administrative Services (Dormant)

Lincoln National Corporation
Indiana — Holding Company

Lincoln National (UK) PLC 99.99% — England/Wales — Holding Company (Remainder owned by The Lincoln National Life Insurance Co.)

Lincoln General Insurance Co. Ltd. 100% — Accident & Health Insurance

Lincoln Assurance Limited 100% ** — England/Wales — Life Assurance

Barnwood Property Group Limited 100% — England/Wales — Property Management Co.

Barnwood Properties Limited 100% — England/Wales — Property Investment

IMPCO Properties G.B. Ltd. 100% — England/Wales — Property Investment (Inactive)

Lincoln Insurance Services Limited 100% — Holding Company

Chapel Ash Financial Services Ltd. 100% — Direct Insurance Sales

Lincoln National Corporation
Indiana — Holding Company

Lincoln National (UK) PLC 99.99% — England/Wales — Holding Company (Remainder owned by The Lincoln National Life Insurance Co.)

Lincoln Unit Trust Managers Limited 100% — England/Wales — Investment Management

LIV Limited (formerly Lincoln Investment Management Ltd.) 100% — England/Wales — Investment Management Services

Lincoln Independent Limited (formerly Laurentian Independent Financial Planning Ltd.) 100% — England/Wales — Independent Financial Adviser

Lincoln Investment Management Limited (formerly Laurentian Fund Management Ltd.) 100% — England/Wales — Investment Management

LN Securities Limited 100% — England/Wales — Nominee Company

Niloda Limited 100% — England/Wales — Investment Company

Lincoln Independent (Jersey) Limited (formerly Lincoln National (Jersey) Limited) 100% — England/Wales — Dormant

Lincoln National (Guernsey) Limited 100% — England/Wales — Dormant

Lincoln SBP Trustee Limited 100% — England/Wales

Footnotes:

**     Except for director-qualifying shares.

ATTACHMENT #1

LINCOLN LIFE AND ANNUITY DISTRIBUTORS, INC.
CORPORATE AGENCY SUBSIDIARIES

1) Lincoln Financial and Insurance Services Corporation (Walnut Creek, CA)

2) California Fringe Benefit and Insurance Marketing Corporation (Walnut Creek, CA)

3) Benefits Marketing Group, Inc. (D.C. & Chevy Chase, MD)

4) Financial Consultants of Michigan, Inc. (Troy, MI)

5) Beardslee & Associates, Inc. (Clifton, NJ)

6) Lincoln Financial Group, Inc. (fka: Resources/Financial, Inc. (Albuquerque, NM)

7) Lincoln Financial Group, Inc. (Salt Lake City, (UT)

8) Lincoln Southwest Financial Group, Inc. (AZ)

Summary of Changes to Organizational Chart:

January 1, 1995-December 31, 1995

September 1995

a.	Lincoln National (Jersey) Limited was incorporated on September 18, 1995. Company is dormant and was formed for tax reasons per Barbara Benoit, Assistant Corporate Secretary at Lincoln UK.

January 1, 1996-December 1, 1996

March 1996

a.	Delaware Investment Counselors, Inc. changed its name to Delaware Capital Management, Inc. effective March 29, 1996.

August 1996

a.	Lincoln National (Gernsey) Limited was incorporated on August 9, 1996; company is dormant and was formed for tax reasons.

September 1996

a.	Morgan Financial Group, Inc. changed its name to Lincoln National Sales Corporation of Maryland effective September 23, 1996.

b.	Addition of Lincoln Life & Annuity Company of New York, incorporated as a New York corporation on September 27, 1996.

October 1996

a.	Addition of Lincoln National (India) Inc., incorporated as an Indiana corporation on October 17, 1996.

November 1996

a.	Lincoln National SBP Trustee Limited was bought “off the shelf” and was incorporated on November 26, 1996; it was formed to act as Trustee for Lincoln Staff Benefits Plan.

December 1996

a.	Addition of Lincoln National Investments, Inc., incorporated as an Indiana corporation on December 12, 1996.

January 1, 1997-December 31, 1997

January 1997

a.	Delaware Management Holdings, Inc., Lynch & Mayer, Inc. and Vantage Global Advisors, Inc. were transferred via capital contribution to Lincoln National Investments, Inc. effective January 2, 1997.

b.	Lincoln National Investments, Inc. changed its name to Lincoln National Investment Companies, Inc. effective January 24, 1997.

c.	Lincoln National Investment Companies, Inc. changed its named to Lincoln National Investments, Inc. effective January 24, 1997.

d.	The following Lincoln National (UK) subsidiaries changed their name effective January 1, 1997: Lincoln Financial Group PLC (fka Laurentian Financial Group PLC); Lincoln Milldon Limited (fka Laurentian Milldon Limited); Lincoln Management Services Limited (fka Laurentian Management Services Limited).

February 1997

a.	Removal of Lincoln National Financial Group of Philadelphia, Inc., which was dissolved effective February 25, 1997.

March 1997

a.	Removal of Lincoln Financial Services, Inc., which was dissolved effective March 4, 1997.

April 1997

a.	Acquisition of Dougherty Financial Group, Inc. on April 30, 1997. Company then changed its name to Delvoy, Inc. The acquisition included the mutual fund group of companies as part of the Voyager acquisition. The following companies all then were moved under the newly formed holding company, Delvoy, Inc. effective April 30, 1997: Delaware Management Company, Inc., Delaware Distributors, Inc., Delaware Capital Management, Inc., Delaware Service Company, Inc. and Delaware Investment & Retirement Services, Inc.

b.	Acquisition of Voyager Fund Managers, Inc. and Voyager Fund Distributors, Inc. on April 30, 1997; merger is scheduled for May 31, 1997, for Voyager Fund Managers, Inc. into Delaware Management Company, Inc. and Voyager Fund Distributors, Inc. is to merge into Delaware Distributors, L.P.

c.	Removal of Aseguradora InverLincoln, S.A. Compania de Seguros y Reaseguros, Grupo Financiero InverMexico. Stock was sold to Grupo Financiero InverMexico effective April 18, 1997.

May 1997

a.	Name change of The Richard Leahy Corporation to Lincoln National Financial Institutions Group, Inc. effective May 6, 1997.

b.	Voyager Fund Managers, Inc. merged into Delaware Management Company, Inc. effective May 30, 1997, at 10:00 p.m. with Delaware Management Company, Inc. surviving.

c.	On May 31, 1997, at 2:00 a.m., Voyager Fund Distributors, Inc. merged into a newly formed company Voyager Fund Distributors (Delaware), Inc., incorporated as a Delaware corporation on May 23, 1997. Voyager Fund Distributors (Delaware), Inc. then merged into Delaware Distributors, L.P. effective May 31, 1997, at 2:01 a.m. Delaware Distributors, L.P. survived.

June 1997

a.	Removal of Lincoln National Sales Corporation of Maryland — company dissolved June 13, 1997.

b.	Addition of Lincoln Funds Corporation, incorporated as a Delaware corporation on June 10, 1997, at 2:00 p.m.

c.	Addition of Lincoln Re, S.A., incorporated as an Argentina company on June 30, 1997.

July 1997

a.	LNC Equity Sales Corporation changed its name to Lincoln Financial Advisors Corporation effective July 1, 1997.

b.	Addition of Solutions Holdings, Inc., incorporated as a Delaware corporation on July 27, 1997.

September 1997

a.	Addition of Solutions Reinsurance Limited, incorporated as a Bermuda corporation on September 29, 1997.

October 1997

a.	Removal of the following companies: American States Financial Corporation, American States Insurance Company, American Economy Insurance Company, American States Insurance Company of Texas, American States Life Insurance Company, American States Lloyds Insurance Company, American States Preferred Insurance Company, City Insurance Agency, Inc. and Insurance Company of Illinois — all were sold 10-1-97 to SAFECO Corporation.

b.	Liberty Life Assurance Limited was sold to Liberty International Holdings PLC effective 10-6-97.

c.	Addition of Seguros Serfin Lincoln, S.A., acquired by LNC on 10-15-97.

December 1997

a.	Addition of City Financial Partners Ltd. as a result of its acquisition by Lincoln National Corporation on December 22, 1997. This company will distribute life assurance and pension products of Lincoln Assurance Limited.

b.	Removal of Lynch & Mayer Asia, Inc., which was dissolved December 24, 1997.

January 1, 1998-December 31, 1998

January 1998

a.	Addition of Cigna Associates, Inc., Cigna Financial Advisors, Inc. and Cigna Associates of Massachusetts, Inc., acquired by The Lincoln National Life Insurance Company on January 1, 1998. Cigna Associates of Massachusetts is 100% owned by Cigna Associates, Inc.

b.	Removal of Lincoln National Mezzanine Corporation and Lincoln National Mezzanine Fund, L.P. Lincoln National Mezzanine Corporation was dissolved on January 12, 1998, and Lincoln National Mezzanine Fund, L.P. was cancelled January 12, 1998.

c.	Corporate organizational changes took place in the UK group of companies on January 21, 1998: Lincoln Insurance Services Limited and its subsidiaries were moved from Lincoln National (UK) PLC to Lincoln Assurance Limited; Lincoln General Insurance Co. Ltd. was moved from Lincoln Insurance Services Limited to Lincoln National (UK) PLC.

d.	Addition of AnnuityNet, Inc., incorporated as an Indiana corporation on January 16, 1998, and a wholly-owned subsidiary of The Lincoln National Life Insurance Company.

June 1998

a.	Name Change of Cigna Financial Advisors, Inc. to Sagemark Consulting, Inc. effective June 1, 1998.

b.	Name Change of Cigna Associates, Inc. to Lincoln National Insurance Associates, Inc. effective June 1, 1998.

c.	Addition of Lincoln National Insurance Associates of Alabama, Inc., incorporated as a wholly-owned subsidiary of Lincoln National Insurance Associates, Inc. as an Alabama domiciled corporation effective June 10, 1998.

d.	Dissolution of LUTM Nominees Limited effective June 10, 1998.

e.	Dissolution of Cannon Fund Managers Limited June 16, 1998.

f.	Dissolution of P.N. Kemp Gee & Co. Ltd. June 2, 1998.

July 1998

a.	Name change of Cigna Associates of Massachusetts, Inc. to Lincoln National Insurance Associates of Massachusetts, Inc. effective July 22, 1998.

September 1998

a.	Removal of Lincoln Financial Group of Michigan, Inc., voluntarily dissolved September 15, 1998.

b.	Name change of Lincoln Financial Group, Inc. to Lincoln Life and Annuity Distributors, Inc. on September 29, 1998.

c.	Removal of Lincoln European Reinsurance S.A. — company dissolved September 30, 1998.

d.	Removal of Lincoln Funds Corporation — company voluntarily dissolved September 30, 1998.

October 1998

a.	Addition of AnnuityNet Insurance Agency, Inc., incorporated as an Indiana corporation October 2, 1998, a wholly-owned subsidiary of AnnuityNet, Inc.

b.	Removal of Lincoln National (India) Inc., voluntarily dissolved October 26, 1998.

December 1998

a.	Removal of The Insurers’ Fund, Inc., voluntarily dissolved December 10, 1998.

b.	Addition of Lincoln National Management Corporation, a Pennsylvania corporation and a wholly-owned subsidiary of Lincoln National Corporation, incorporated on December 17, 1998.

January 1, 1999-December 31, 1999

January 1999

a.	Lincoln Unit Trust Management changed its name on January 5, 1999, to Lincoln ISA Management Limited.

February 1999

a.	Removal of Lincoln Southwest Financial Group, Inc. — company’s term of existence expired July 18, 1998.

July 1999

a.	Addition of First Penn-Pacific Securities, Inc., incorporated as an Illinois corporation and a wholly-owned subsidiary of First Penn-Pacific Life Insurance Company on June 18, 1999.

b.	Addition of Lincoln Realty Capital Corporation, incorporated as an Indiana corporation and a wholly-owned subsidiary of The Lincoln National Life Insurance Company on July 9, 1999.

August 1999

a.	Deletion of Professional Financial Planning, Inc. — company dissolved August 25, 1999.

November 1999

a.	Addition of Lincoln National Insurance Associates of Hawaii, Inc., incorporated as a wholly-owned subsidiary of Lincoln National Insurance Associates, Inc. as a Hawaii domiciled corporation effective December 8, 1998.

b.	Addition of AnnuityNet of Alabama, Inc., an Alabama corporation and a wholly-owned subsidiary of AnnuityNet, Inc., incorporated on November 4, 1999.

c.	Addition of AnnuityNet of New Mexico, Inc., a New Mexico corporation and a wholly-owned subsidiary of AnnuityNet, Inc., incorporated on November 1, 1999.

December 1999

a.	Addition of Wakefield Tower Alpha Limited, a Cayman Islands Corporation, effective December 15, 1999, with 100% of the ordinary shares owned by The Lincoln National Life Insurance Company. One (1) G Share is held by a third party.

b.	Addition of Delaware General Management, Inc. (DGM), a Delaware Corporation and wholly owned subsidiary of Delvoy, Inc., effective December 9, 1999. The corporation was formed to act as the general partner of the Delaware Market Neutral Equity Fund, L.P.

January 1, 2000-December 31, 2000

January 2000

a.	Addition of AnnuityNet Insurance Agency of Massachusetts, Inc., a Massachusetts Corporation and a wholly-owned subsidiary of AnnuityNet, Inc., incorporated on January 1, 2000.

February 2000

a.	Addition of The Kyoei Lincoln Reinsurance Services Co., Ltd., a Japanese Corporation in which Lincoln National Corporation has a 90% ownership interest. The remaining 10% is owned by The Kyoei Life Insurance Co., Ltd. The date of incorporation in Japan was February 29, 2000.

March 2000

a.	Name change of Underwriters & Management Services, Inc. to Lincoln Re Risk Management Services, Inc. effective March 1, 2000.

b.	Lincoln National Corporation disposed of its 49% investment in Seguros Serfin Lincoln, S.A. effective March 30, 2000.

April 2000

a.	Lincoln Life and Annuity Distributors, Inc. stock was transferred via capital contribution from Lincoln National Corporation to The Lincoln National Life Insurance Company effective April 7, 2000.

b.	Change in ownership percentage of Lincoln National Insurance Associates of Ohio, Inc. from a 91% owned subsidiary to a wholly-owned subsidiary of Lincoln National Insurance Associates, Inc. effective April 17, 2000.

c.	Reinstatement of Lincoln Southwest Financial Group, Inc. in the State of Arizona effective April 25, 2000.

May 2000

a.	Change in ownership percentage of AnnuityNet, Inc. from a wholly-owned subsidiary of The Lincoln National Life Insurance Company to a 44.9% ownership interest effective May 8, 2000.

b.	Addition of LFA, Limited Liability Company, an Indiana limited liability company and 99% owned subsidiary of The Lincoln National Life Insurance Company, formed May 11, 2000.

c.	Addition of LFA of Delaware, Limited Liability Company, a Delaware limited liability company and 99% owned subsidiary of The Lincoln National Life Insurance Company, formed May 16, 2000.

d.	Dissolution of Lynch & Mayer Securities Corp. (Delaware corporation) effective May 9, 2000.

November 2000

a.	Dissolution of Lynch & Mayer, Inc. (Indiana corporation) effective November 30, 2000.

December 2000

a.	Name change of Sagemark Consulting, Inc. to Lincoln Financial Distributors, Inc. effective December 4, 2000.

b.	Dissolution of Vantage Global Advisors, Inc. (Delaware corporation) effective December 31, 2000.

January 1, 2001-December 31, 2001

January 2001

a.	Dissolution of Lincoln Investment Management, Inc. (Illinois corporation) effective January 11, 2001.

February 2001

a.	Addition of Lincoln Retirement Services Company, LLC, an Indiana Limited Liability Company and wholly-owned subsidiary of The Lincoln National Life Insurance Company, formed February 28, 2001.

April 2001

a.	Addition of LFD Insurance Agency, Limited Liability Company, a Delaware Limited Liability Company and 99% owned subsidiary of The Lincoln National Life Insurance Company, formed April 25, 2001.

June 2001

a.	Addition of Lincoln Re (Ireland) Limited, an Ireland corporation and wholly-owned subsidiary of Lincoln National Reinsurance Company (Barbados) Limited, incorporated June 20, 2001.

July 2001

a.	Addition of Select Capital, LLC, an Indiana Limited Liability Company and wholly-owned subsidiary of The Lincoln National Life Insurance Company, formed July 17, 2001.

b.	Addition of Pegasus Capital, LLC, an Indiana Limited Liability Company and 99% owned subsidiary of Select Capital, LLC, formed July 17, 2001.

August 2001

a.	Lincoln National (UK) PLC makes the following name changes, additions and dissolution of companies as follows:

1)	Dissolution of Allied Westminster & Company Limited effective May 8, 2001;

2)	Dissolution of Culverin Property Services Limited effective May 8, 2001;

3)	Dissolution of HUTM Limited effective March 9, 1999;

4)	Dissolution of Liberty Life Pension Trustee Company Limited effective April 24, 2001;

5)	Dissolution of UK Mortgage Securities Limited effective November 24, 1998;

6)	Dissolution of Liberty Press Limited [Printing Services] effective March 23, 1999;

7)	Dissolution of Barnwood Developments Limited effective May 22, 2001;

8)	Dissolution of British National Life Sales Ltd. effective June 12, 2001;

9)	Dissolution of BNL Trustees Limited effective May 8, 2001;

10)	Dissolution of CL CR Management Ltd. effective November 17, 1998;

11)	Dissolution of Lincoln National Training Services Limited effective March 16, 1999;

12)	Name change of ILI Supplies Limited to Liberty Press Limited;

13)	Name change of Lincoln ISA Management Limited to Financial Alliances Limited;

14)	Reporting change for Laurtrust Limited from Lincoln Financial Group PLC to Lincoln National (UK) PLC;

15)	Addition of Lincoln Executive Club Trustee Limited, a wholly—owned subsidiary of Lincoln National (UK) PLC, incorporated February 23, 1999 (currently dormant);

16)	Addition of Consumers Financial Education Limited, a wholly-owned subsidiary of Lincoln National (UK) PLC, incorporated December 1, 1999 (currently dormant).

December 2001

a.	Removal of the following companies as a result of the December 7, 2001, sale to Swiss Re:

1)	The Kyoei Lincoln Reinsurance Services Co., Ltd.

2)	Lincoln National (China) Inc.

3)	Lincoln National Health & Casualty Insurance Company

4)	Lincoln National Intermediaries, Inc.

5)	Lincoln National Management Services, Inc.

6)	Lincoln National Reassurance Company

7)	Lincoln National Reinsurance Company Limited

8)	Lincoln National Risk Management, Inc.

9)	Lincoln National Structured Settlement, Inc.

10)	Lincoln National Underwriting Services, Ltd.

11)	Lincoln Re Risk Management Services, Inc.

12)	Lincoln Re, S.A.

13)	Linsco Reinsurance Company

14)	Old Fort Insurance Company, Ltd.

15)	Servicios de Evaluacion de Riesgos, S. de R.L. de C.V.

16)	Solutions Holdings, Inc.

17)	Solutions Reinsurance Limited

18)	Special Pooled Risk Administrators, Inc.

January 1, 2002 — December 31, 2002

January 2002

a.	Lincoln National (UK) PLC makes the following changes:

1)	Dissolution of Lincoln Pension Trustees Limited effective January 15, 2002;

2)	Reporting change for Financial Alliances Limited to Lincoln National (UK) PLC;

3)	Reporting change for Lincoln Insurance Services Limited to Lincoln National (UK) PLC.

March 2002

a.	Addition of Lincoln Administration Services Limited, a wholly-owned subsidiary of Lincoln National (UK) PLC, incorporated March 11, 2002 (currently inactive).

April 2002

a.	Dissolution of Financial Investment Services, Inc. (Indiana corporation) effective April 2, 2002.

b.	Dissolution of Financial Alternative Resources, Inc. (Kansas corporation) effective April 3, 2002.

c.	Dissolution of Financial Investments, Inc. (Indiana corporation) effective April 26, 2002.

May 2002

a.	Dissolution of the following corporate agency subsidiaries of Lincoln Life and Annuity Distributors, Inc:

1)	Colorado-Lincoln Financial Group, Inc. (Colorado) effective December 17, 2001;

2)	Lincoln National Financial Services, Inc. (Florida) effective December 17, 2001;

3)	CMP Financial Services, Inc. (Illinois) effective January 11, 2002;

4)	Lincoln Financial Group of Northern Indiana, Inc. (Indiana) effective December 13, 2001;

5)	Financial Planning Partners, Ltd. (Kansas) effective December 18, 2001;

6)	The Lincoln National Financial Group of Louisiana, Inc. (Louisiana) effective December 20, 2001;

7)	Lincoln Cascades, Inc. (Oregon) effective December 21, 2001.

b.	Delaware Investments makes the following changes:

1)	Addition of Delaware Investments U.S., Inc., a Delaware corporation and a wholly-owned subsidiary of DMH Corp., incorporated on June 28, 2001;

2)	Addition of DIAL Holding Company, Inc., a Delaware corporation and a wholly-owned subsidiary of DMH Corp., incorporated on June 27, 2001;

3)	Merger of Delvoy, Inc., a Minnesota corporation and wholly-owned subsidiary of DMH Corp., into Delaware Investments U.S., Inc., effective June 28, 2001;

4)	Effective February 28, 2001, LNC Administrative Services Corporation transferred from being a wholly-owned subsidiary of Lincoln National Corporation to being a wholly-owned subsidiary of Retirement Financial Services, Inc.

c.	Dissolution of the following corporate agency subsidiary of Lincoln Life and Annuity Distributors, Inc.:

1)	Lincoln Financial Group of Missouri, Inc. (Missouri) effective January 11, 2002.

d.	Sale of Lincoln Re (Ireland) Limited to Swiss Re Management Luxembourg S.A. effective May 30, 2002.

e.	City Financial Partners Limited stock was acquired by Lincoln National (UK) PLC from Lincoln National Corporation effective January 20, 2000.

July 2002

a.	Dissolution of Founders CBO Corporation (Delaware corporation) effective July 15, 2002.

August 2002

a.	Cancellation of Founders CBO, L.P. (Delaware Limited Partnership) effective August 15, 2002. [Note: This partnership was dissolved 7/15/02; however, the official partnership cancellation was not effective until the Certificate of Cancellation filing on 8/15/02.]

b.	Dissolution of The Financial Resources Department, Inc. (Michigan corporation) effective August 22, 2002.

c.	Acquisition of The Administrative Management Group, Inc., an Illinois corporation and employee benefits recordkeeping firm, as a wholly-owned subsidiary of The Lincoln National Life Insurance Company effective August 30, 2002.

d.	Acquisition of AMG Service Corp., an Illinois corporation and wholly-owned subsidiary of The Administrative Management Group, Inc., effective August 30, 2002.

September 2002

a.	Dissolution of The Investment Center, Inc. (Tennessee corporation) effective September 6, 2002.

b.	Change in ownership of Lincoln Financial Group, Inc. (an Alabama corporation) from a wholly-owned subsidiary of Lincoln Life and Annuity Distributors, Inc. to a wholly-owned subsidiary of The Lincoln National Life Insurance Company effective September 20, 2002.

c.	Change in ownership of Lincoln Financial Services and Insurance Brokerage of New England, Inc. (a Massachusetts corporation) from a wholly-owned subsidiary of Lincoln Life and Annuity Distributors, Inc. to a wholly-owned subsidiary of The Lincoln National Life Insurance Company effective September 20, 2002.